RFC 2004-RZ3   PRICE/YIELD TABLE, CLASS A-I-IO

Balance              $82,970,000.00   Delay           24
Coupon               3.5              Dated           09/01/2004
Settle               09/29/2004       First Payment   10/25/2004

                                                  BREAKEVEN      ZERO YIELD
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       Price         25 CPR          35 CPR      65.885 CPR      69.641 CPR
                  ----------------------------------------------------------
                      Yield           Yield           Yield           Yield
      3.401750        7.614           7.614           7.605           3.528
      3.409562        7.332           7.332           7.323           3.243
      3.417375        7.052           7.052           7.042           2.959
      3.425187        6.772           6.772           6.762           2.677
      3.433000        6.494           6.494           6.484           2.396
      3.440812        6.217           6.217           6.207           2.116
      3.448625        5.941           5.941           5.931           1.837
      3.456437        5.667           5.667           5.657           1.560
      3.464250        5.394           5.394           5.384           1.284
      3.472062        5.122           5.122           5.112           1.009
      3.479875        4.851           4.851           4.841           0.735
      3.487687        4.581           4.581           4.571           0.463
      3.495500        4.312           4.312           4.302           0.191
      3.503312        4.045           4.045           4.035          -0.079
      3.511125        3.779           3.779           3.769          -0.348
      3.518937        3.514           3.514           3.504          -0.616
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      3.526750        3.250           3.250           3.240          -0.882
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      3.534562        2.987           2.987           2.977          -1.148
      3.542375        2.726           2.726           2.716          -1.412
      3.550187        2.465           2.465           2.455          -1.675
      3.558000        2.206           2.206           2.196          -1.938
      3.565812        1.948           1.948           1.937          -2.198
      3.573625        1.690           1.690           1.680          -2.458
      3.581437        1.434           1.434           1.424          -2.717
      3.589250        1.179           1.179           1.169          -2.975
      3.597062        0.925           0.925           0.915          -3.231
      3.604875        0.673           0.673           0.662          -3.487
      3.612687        0.421           0.421           0.411          -3.741
      3.620500        0.170           0.170           0.160          -3.995
      3.628312       -0.080          -0.080          -0.090          -4.247
      3.636125       -0.328          -0.328          -0.338          -4.498
      3.643937       -0.576          -0.576          -0.586          -4.748
      3.651750       -0.822          -0.822          -0.833          -4.997
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   Mod Durn 30360      0.78            0.78            0.78            0.77
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   Payment Window    1 - 24          1 - 24          1 - 24          1 - 23
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     LIBOR_1MO         1.75            1.75            1.75            1.75
     LIBOR_1YR      2.36375         2.36375         2.36375         2.36375
Optional Redemption Call (Y,Y)      Call (Y,Y)      Call (Y,Y)      Call (Y,Y)
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The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. RAMP 2004-RZ3: Marketing Pool - Group II 09/01/2004 FILE


                                                                % of Aggregate
                                          Principal Balance   Principal Balance
                              Number of   Outstanding as of   Outstanding as of
Geographic Distribution: Mortgage Loans     the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
 California                          71       18,257,042.19               12.02
 Florida                             73       12,295,903.43                8.10
 Virginia                            41        8,271,802.73                5.45
 Arizona                             54        8,058,570.92                5.31
 Nevada                              34        8,039,253.38                5.29
 Illinois                            47        7,548,256.87                4.97
 Maryland                            37        7,393,969.37                4.87
 Minnesota                           40        7,246,153.76                4.77
 Colorado                            32        6,474,185.97                4.26
 Washington                          37        6,287,300.54                4.14
 Michigan                            45        5,968,595.34                3.93
 Ohio                                42        4,903,356.68                3.23
 Pennsylvania                        29        3,917,915.80                2.58
 Texas                               35        3,876,283.20                2.55
 Indiana                             33        3,702,786.61                2.44
 Missouri                            26        3,601,041.76                2.37
 New Jersey                          14        3,193,642.88                2.10
 Utah                                19        2,945,681.35                1.94
 Oregon                              17        2,828,542.87                1.86
 Connecticut                          9        2,196,235.61                1.45
 Georgia                             16        2,166,131.08                1.43
 North Carolina                      13        1,767,173.12                1.16
 Idaho                               12        1,604,462.25                1.06
 South Carolina                      13        1,483,341.46                0.98
 Massachusetts                        9        1,479,244.41                0.97
 Wisconsin                           10        1,326,910.93                0.87
 Alabama                             11        1,296,978.19                0.85
 Iowa                                15        1,260,753.88                0.83
 Tennessee                           13        1,219,649.99                0.80
 Kentucky                            10        1,176,561.34                0.77
 Louisiana                            9        1,162,126.71                0.77
 Nebraska                             6          822,741.83                0.54
 Rhode Island                         3          809,217.23                0.53
 Oklahoma                             6          701,772.60                0.46
 New Mexico                           5          687,858.56                0.45
 District of Columbia                 2          669,109.05                0.44
 Kansas                               5          642,183.25                0.42
 New York                             4          600,012.34                0.40
 Alaska                               2          523,788.49                0.34
 Arkansas                             3          496,385.00                0.33
 Mississippi                          4          476,212.82                0.31
 Montana                              2          438,200.00                0.29
 Maine                                3          431,877.37                0.28
 Wyoming                              3          408,431.97                0.27
 New Hampshire                        1          395,817.75                0.26
 Vermont                              2          354,137.00                0.23
 South Dakota                         2          242,163.52                0.16
 Delaware                             2          218,094.63                0.14
--------------------------------------------------------------------------------
Total                               921      151,867,858.03              100.00
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